                                                                    EXHIBIT 10.6
                                                                    ------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE WARRANT SHARES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH THE LIMITATIONS OF RULE 144 UNDER THE ACT, OR (III) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT.

Warrant No. BNYN-CBS-#1                               Number of Shares:  250,000
                                                         (subject to adjustment)
Date of Issuance:  June 30, 1999


                          BANYAN SYSTEMS INCORPORATED

                         Common Stock Purchase Warrant
                         -----------------------------

     Banyan Systems Incorporated, a Massachusetts corporation (the "Company"), for value received, hereby certifies that CBS Corporation, a Pennsylvania corporation (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before June 30, 2000 at not later than 5:00 p.m. (Boston, Massachusetts time), 250,000 shares of Common Stock, $.01 par value per share, of the Company, at a per share purchase price of $11.27. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     1.   Exercise.
          --------

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment (by wire transfer) in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day (the "Exercise Date") on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the Registered Holder shall be deemed to have become the holder or holders of record of the Warrant Shares.

          (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 15 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes):

              (i) a certificate or certificates for the whole number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

              (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

     2.   Adjustments.
          -----------

          (a) General. The Purchase Price shall be subject to adjustment from time to time pursuant to the terms of this Section 2.

          (b) Recapitalizations. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of

Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (c) Mergers, etc. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(b) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (d) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to Section 2(c), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (e) Certificate of Adjustment. When any adjustment is required to be made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, based on the last sale price on the Exercise Date.

     4.   Requirements for Transfer.  Neither this Warrant nor any interest
          -------------------------
herein is transferrable in any respect.

     5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, including such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable Warrant Shares upon exercise of this Warrant, in order to protect the rights of the holder of this Warrant against impairment.

     6.   Notices of Record Date, etc.  In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. All Warrant Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free and clear of all preemptive rights, and free from all taxes, liens and other charges with respect to the issue thereof by the Company. The Company will take all actions as may be necessary to assure that the Warrant Shares issued upon a valid exercise hereof may be issued by the Company without violation of any law or regulation, or of any requirement of any domestic securities exchange upon which any capital stock of the Company may be listed.

     8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     9. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at 120 Flanders Road, Westboro, MA 01581, Attn: Chief Financial Officer, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Mark G. Borden, Esq. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     10. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     11. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     12. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Registered Holder hereof (in the case of a breach by the

Company), or the Company (in the case of a breach by the Registered Holder), may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     13. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     14. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

     15. Waiver of Jury Trial. THE COMPANY AND THE REGISTERED HOLDER WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON.

                         [signatures on following page]

                              BANYAN SYSTEMS INCORPORATED


                              By: /s/ Richard M. Spaulding
                                  ----------------------------------------
                                 Name:  Richard M. Spaulding
                                 Title: Vice President and Chief Financial
                                           Officer


ATTEST:


/s/ Dean Polnerow
-------------------------



                    (signature page to Banyan warrant)

                                                                       EXHIBIT I
                                                                       ---------


                                 PURCHASE FORM
                                 -------------


To:  Banyan Systems Incorporated                             Dated:
     120 Flanders Road                                             ------------
     Westboro, MA  01581
     Attn:  Chief Financial Officer


     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of $______ in lawful money of the United States.

                                    Signature:
                                              -----------------------------
                                    Address:
                                              -----------------------------

                                              -----------------------------